UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE  OF  REPORT  (DATE  OF EARLIEST EVENT REPORTED):       May 30, 2003
                                                          ----------------------




                              O2DIESEL CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)


          Washington                  000-32217                   91-2023525
          ----------                  ---------                   ----------
    (State of incorporation)    (Commission file number)      (I.R.S. Employer
                                                             Identification No.)



                       114 Magnolia Street, Suite 400-127
                          Bellingham, Washington 98225
                    ----------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code:  (360) 392-3950


                             DYNAMIC VENTURES, INC.
             ------------------------------------------------------
             (Former name or address, if changed since last report)


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Item 5.  Other  Events.


     On May 30, 2003, Dynamic Ventures, Inc. (the "Registrant") filed Articles of Amendment with the office of the Secretary of State of the State of Washington to change its corporate name to "O2DIESEL CORPORATION" effective June 10, 2003.

     Pursuant to RCW 23B.10.020 under the Washington Business Corporation Act, no action on the part of the shareholders of the Registrant was required.

Item 7.  Financial  Statements  and  Exhibits

          1.    Articles of Amendment


Item 9.  Regulation  FD  Disclosure.

          99.1  News Release dated June 9, 2003.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

                                       Dynamic Ventures, Inc.


June 9, 2003                           /s/  Eric Boehnke
------------------                 --------------------------------------------
(Date)                                 Eric Boehnke, President


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